UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-5769
Van Kampen High Income Trust II
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)         (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen High Income Trust II (VLT)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Income Trust II performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of June 30, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/2009 (Unaudited)

High Income Trust II
Symbol: VLT
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (4/28/89)	3.69%	3.24%

10-year	0.51	–1.94

5-year	–0.88	–2.39

1-year	–18.21	–17.63

6-month	31.57	42.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The trust’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the trust’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate High Yield-2% Issuer Cap Index, which has been shown in the trust’s previous shareholder reports changed its name to Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index as of November 3, 2008. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index is an unmanaged, broadbased index that reflects the general performance of the U.S. dollar denominated, fixed rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the six-month period ended June 30, 2009

Market Conditions

The market regained its footing in the first half of 2009 as investor panic subsided and signs emerged that the pace of economic contraction was slowing. Although economic data continued to suggest weakness, with corporate defaults and unemployment still on the rise, consumer confidence improved in the second quarter.

Renewed investor confidence helped boost asset prices and high yield spreads narrowed from 1,794 basis points at the start of the year to 1,023 basis points by the end of June. This spread tightening led the yield to maturity of the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index to decline from 19.42 percent to 12.79 percent over the same period. Rising demand for high yield bonds prompted strong issuance as issuers sought to take advantage of the market’s liquidity.

All sectors of the high yield market realized positive returns for the six-month reporting period, though performance varied widely. The best performing sectors were banking, real estate investment trusts (REITs) and brokerage, while the worst performers were integrated energy, electric utilities and building materials. With regard to credit quality, the lowest quality segment of the market turned in the best performance, with CCC rated securities outperforming higher quality BB and B rated securities for the period.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust outperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”).

Total return for the six-month period ended June 30, 2009

		Barclays Capital U.S.
Based on	Based on	Corporate High Yield-2%
NAV	Market Price	Issuer Cap Index
31.57%	42.10%	30.92%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The portfolio maintained an underweight allocation relative to the Index in building materials, which was beneficial as the sector’s performance lagged during the period. Overweight allocations in chemicals and consumer cyclical services also helped boost returns as these sectors performed well.

The Trust’s more conservative overall positioning, however, was disadvantageous. We continued to favor higher quality issues in what we believe to be relatively stable industries such as health care, energy, cable and telecommunications. This defensive positioning hindered relative performance as the lower quality segment of the market outpaced the higher quality segment. We largely avoided the banking and brokerage sectors (typically a small segment of the high yield market) as we believed these sectors remained too risky. This positioning hindered relative returns as the sectors were among the best performing sectors for the reporting period.

The Trust’s Board of Trustees has approved a procedure whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Trust’s shares.

Market Outlook

We remain cautious on the lower quality segment of the market as we believe future defaults in the market will likely come from this group. While the portfolio’s performance was impacted by its underweight to CCC rated securities, we believe that until the economy begins to show more strength, the risk/reward characteristics of these securities remain unattractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Ratings Allocation as of 6/30/09 (Unaudited)

BBB/Baa	1.9%
BB/Ba	57.2
B/B	33.8
CCC/Caa	5.9
C/C	0.2
D/D	1.0

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Energy	13.4%
Utility	8.6
Gaming & Leisure	7.8
Health Care	7.5
Telecommunications	6.9
Cable	6.0
Forest Products	5.0
Chemicals	4.2
Financial	4.2
Food & Tobacco	4.1
Retail	4.1
Metals	3.8
Manufacturing	3.6
Information Technology	2.6
Services	2.5
Wireless Communications	2.3
Food & Drug	2.1
Transportation	1.9
Consumer Products	1.7
Broadcasting	1.4
Pipelines	1.4
Housing	1.3
Aerospace & Defense	1.3
Wireline	0.9
Apparel, Accessories & Luxury Goods	0.0	*
Highways & Railtracks	0.0	*
IT Consulting & Other Services	0.0	*

Total Long-Term Investments	98.6
Total Repurchase Agreements	1.4

Total Investments	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term debt investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respective. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Change in Investment Policy

Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more of the lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Loans are subject to credit risk, market risk, income risk and call risk similar to the corporate bonds in which the Trust invests. To the extent that the loans in which the Trust invests are medium- or lower-grade, such loans are subject to same type of risks generally associated with such medium- and lower-grade securities as described in more detail below. Loans may have less credit risk than corporate bonds because loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. However, loans generally do not have as broad of a secondary market compared to corporate bonds and this may impact the market value of such loans and the Trust’s ability to dispose of particular loans when necessary to meet the Trust’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for loans may also make it more difficult for the Trust to value these securities for purposes of valuing the Trust’s portfolio and calculating its net asset value.

Portfolio Management

Van Kampen High Income Trust II is managed by members of the Adviser’s Taxable High Yield team. The Taxable High Yield team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Andrew Findling, an Executive Director of the Adviser, and Dennis M. Schaney, a Managing Director of the Adviser.

Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Trust in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader from July 2005 to September 2008 and prior to that, he was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader from 2003 to 2004, assistant portfolio manager and trader from 2002 to 2003 and assistant trader from 2000 to 2002. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Trust in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management from October 2003 to April 2007 and prior to that, he was Head of Leveraged Finance at BlackRock, Inc. from January 1998 to October 2003. All team members are responsible for the execution of the overall strategy of the Trust’s portfolio. The composition of the team may change from time to time.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 161.4% Aerospace & Defense 2.2%
$780	Bombardier, Inc. (Canada) (a)	6.300%	05/01/14	$686,400
395	Hexcel Corp.	6.750	02/01/15	368,338

				1,054,738

	Broadcasting 2.3%
335	LIN Television Corp., Ser B	6.500	05/15/13	226,125
515	Salem Communications Corp.	7.750	12/15/10	186,688
725	Univision Communications, Inc.	7.850	07/15/11	717,750

				1,130,563

	Cable 9.8%
785	Anixter, Inc.	10.000	03/15/14	785,000
785	Charter Communications Operating LLC (a)	10.875	09/15/14	816,400
1,510	CSC Holdings, Inc. (a)	8.625	02/15/19	1,476,025
115	DirecTV Holdings LLC	6.375	06/15/15	106,950
1,045	DirecTV Holdings LLC	7.625	05/15/16	1,021,487
340	Echostar DBS Corp.	6.625	10/01/14	314,500
145	NTL Cable PLC (United Kingdom)	8.750	04/15/14	142,100
100	NTL Cable PLC (United Kingdom)	9.125	08/15/16	96,750

				4,759,212

	Chemicals 6.9%
605	Airgas, Inc. (a)	7.125	10/01/18	568,700
740	Innophos, Inc.	8.875	08/15/14	680,800
705	Koppers, Inc.	9.875	10/15/13	697,950
750	Terra Capital, Inc.	7.000	02/01/17	689,062
834	Westlake Chemical Corp.	6.625	01/15/16	733,920

				3,370,432

	Consumer Products 2.8%
770	Goodyear Tire & Rubber Co.	10.500	05/15/16	781,550
740	Steinway Musical Instruments, Inc. (a)	7.000	03/01/14	580,900

				1,362,450

	Energy 22.0%
905	Atlas Energy Operating Co., LLC (a)	10.750	02/01/18	857,488
1,500	Chesapeake Energy Corp.	9.500	02/15/15	1,518,750
230	Cimarex Energy Co.	7.125	05/01/17	203,550
565	Compagnie Generale de Geophysique, SA (France)	7.500	05/15/15	521,213
60	Forest Oil Corp.	7.250	06/15/19	54,000
275	Forest Oil Corp.	7.750	05/01/14	265,375
625	Hilcorp Energy/Finance Corp. (a)	7.750	11/01/15	531,250
430	Key Energy Services, Inc.	8.375	12/01/14	381,625
1,055	Massey Energy Co.	6.875	12/15/13	970,600
400	Mirant North America LLC	7.375	12/31/13	386,000
730	Newfield Exploration Co.	6.625	09/01/14	676,163
195	Newfield Exploration Co.	7.125	05/15/18	178,181
620	OPTI Canada, Inc. (Canada)	8.250	12/15/14	412,300

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Energy (Continued)
$540	Orion Power Holdings, Inc.	12.000%	05/01/10	$561,600
210	Plains Exploration & Production Co.	7.625	06/01/18	189,525
770	Plains Exploration & Production Co.	7.750	06/15/15	723,800
950	Texas Competitive Electric Holdings Co., LLC, Ser A	10.250	11/01/15	596,125
1,025	Western Refining, Inc. (a)	11.250	06/15/17	914,813
750	Williams Cos, Inc.	7.625	07/15/19	741,905

				10,684,263

	Financial 6.8%
765	CB Richard Ellis Services, Inc. (a)	11.625	06/15/17	747,788
1,355	GMAC LLC (a)	6.875	09/15/11	1,199,175
1,050	JBS USA LLC/JBS USA Finance, Inc. (a)	11.625	05/01/14	997,500
435	LPL Holdings, Inc. (a)	10.750	12/15/15	384,975

				3,329,438

	Food & Drug 3.5%
355	Axcan Intermediate Holdings, Inc.	12.750	03/01/16	361,212
285	M-Foods Holdings, Inc. (a)	9.750	10/01/13	275,738
1,030	Rite Aid Corp.	8.625	03/01/15	690,100
365	SUPERVALU, Inc.	7.500	11/15/14	352,225

				1,679,275

	Food & Tobacco 6.8%
465	Constellation Brands, Inc.	7.250	05/15/17	432,450
635	Michael Foods, Inc.	8.000	11/15/13	622,300
800	Smithfield Foods, Inc., Ser B	8.000	10/15/09	804,000
1,500	Tyson Foods, Inc.	7.850	04/01/16	1,453,887

				3,312,637

	Forest Products 8.1%
1,270	Crown Americas LLC	7.625	11/15/13	1,244,600
850	Georgia-Pacific Corp. (a)	7.125	01/15/17	794,750
500	Graphic Packaging International, Inc.	9.500	08/15/13	480,000
320	P.H. Glatfelter Co.	7.125	05/01/16	295,600
395	Verso Paper Holdings LLC, Inc.	9.125	08/01/14	185,650
1,045	Verso Paper Holdings LLC, Inc. (a)	11.500	07/01/14	961,400

				3,962,000

	Gaming & Leisure 12.8%
620	Ameristar Casinos, Inc. (a)	9.250	06/01/14	635,500
1,690	Harrah’s Operating Escrow LLC (a)	11.250	06/01/17	1,605,500
750	Host Marriott LP	6.375	03/15/15	652,500
1,135	Host Marriott LP, Ser J	7.125	11/01/13	1,072,575
860	Las Vegas Sands Corp.	6.375	02/15/15	640,700
1,310	MGM Mirage, Inc. (a)	10.375	05/15/14	1,365,675
245	MGM Mirage, Inc. (a)	13.000	11/15/13	269,500

				6,241,950

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care 12.3%
$625	Apria Healthcare Group, Inc. (a)	11.250%	11/01/14	$606,250
490	Biomet, Inc.	11.625	10/15/17	482,650
960	Community Health Systems, Inc.	8.875	07/15/15	945,600
665	FMC Finance III SA (Luxembourg)	6.875	07/15/17	621,775
1,345	HCA, Inc.	9.125	11/15/14	1,334,912
455	Healthsouth Corp.	10.750	06/15/16	459,550
165	Invacare Corp.	9.750	02/15/15	167,475
710	Omnicare, Inc.	6.875	12/15/15	644,325
750	Res-Care, Inc.	7.750	10/15/13	705,000

				5,967,537

	Housing 2.2%
1,090	Interface, Inc., Ser B	9.500	02/01/14	1,008,250
80	Pulte Homes, Inc.	6.375	05/15/33	53,200

				1,061,450

	Information Technology 4.2%
435	Expedia, Inc. (a)	8.500	07/01/16	419,775
1,075	First Data Corp.	9.875	09/24/15	768,625
890	Flextronics International Ltd. (Singapore)	6.500	05/15/13	861,075

				2,049,475

	Manufacturing 5.9%
330	Baldor Electric Co.	8.625	02/15/17	306,900
1,200	Case New Holland, Inc.	7.125	03/01/14	1,101,000
925	JohnsonDiversey, Inc., Ser B	9.625	05/15/12	922,687
605	RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	520,300

				2,850,887

	Metals 6.3%
550	ArcelorMittal (Luxembourg)	9.850	06/01/19	594,518
245	Foundation PA Coal Co.	7.250	08/01/14	241,325
130	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	131,160
1,070	Novelis, Inc. (Canada)	7.250	02/15/15	818,550
1,225	Teck Resources, Ltd. (Canada) (a)	10.250	05/15/16	1,284,764

				3,070,317

	Pipelines 2.3%
1,000	El Paso Corp.	12.000	12/12/13	1,105,000

	Retail 6.7%
1,045	Brown Shoe Co., Inc.	8.750	05/01/12	956,175
690	Eye Care Centers of America	10.750	02/15/15	693,450
850	Oxford Industries, Inc. (a)	11.375	07/15/15	827,688
790	Sally Holdings LLC/Sally Capital, Inc.	9.250	11/15/14	790,000

				3,267,313

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Services 4.1%
$215	ARAMARK Corp.	8.500%	02/01/15	$209,625
1,000	Ticketmaster Entertainment, Inc. (a)	10.750	07/28/16	895,000
895	United Rentals North America, Inc.	6.500	02/15/12	872,625

				1,977,250

	Telecommunications 11.3%
780	DISH DBS Corp.	7.000	10/01/13	744,900
750	Intelsat Corp. (a)	9.250	06/15/16	721,875
300	L-3 Communications Corp.	7.625	06/15/12	301,500
1,000	Nielsen Finance LLC / Nielsen Finance Co. (a)	11.625	02/01/14	997,500
955	Qwest Capital Funding, Inc.	7.250	02/15/11	931,125
750	Sprint Capital Corp.	6.900	05/01/19	624,375
815	Wind Acquisition Finance, SA (Luxembourg) (a)	10.750	12/01/15	819,075
345	Windstream Corp.	8.125	08/01/13	335,513

				5,475,863

	Transportation 3.2%
730	ArvinMeritor, Inc.	8.750	03/01/12	465,375
1,340	Ford Motor Credit Co.	7.000	10/01/13	1,078,331

				1,543,706

	Utility 14.0%
1,275	AES Corp.	7.750	03/01/14	1,214,438
740	AES Corp. (a)	8.750	05/15/13	754,800
615	CMS Energy Corp.	6.300	02/01/12	599,532
700	CMS Energy Corp.	8.500	04/15/11	728,028
795	Dynegy Holdings, Inc.	7.750	06/01/19	623,081
425	Edison Mission Energy	7.750	06/15/16	348,500
800	Intergen NV (Netherlands) (a)	9.000	06/30/17	762,000
405	IPALCO Enterprises, Inc.	8.625	11/14/11	409,050
765	NRG Energy, Inc.	7.375	01/15/17	722,925
735	RRI Energy, Inc.	7.875	06/15/17	661,500

				6,823,854

	Wireless Communications 3.5%
240	American Tower Corp.	7.125	10/15/12	242,700
1,775	Nextel Communications, Inc., Ser E	6.875	10/31/13	1,477,687

				1,720,387

	Wireline 1.4%
815	Citizens Communications Co.	7.125	03/15/19	698,863

Total Corporate Bonds 161.4%				78,498,860

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Equities 0.3%
DecisionOne Corp. (5,483 Common Shares) (b) (c) (d)	$0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (b) (c) (d)	0
Preferred Blocker, Inc. (287 Preferred Shares) (a)	123,437
VS Holdings, Inc. (20,207 Common Shares) (b) (c) (d)	0

Total Equities 0.3%	123,437

Total Long-Term Investments 161.7% (Cost $82,969,956)	78,622,297

Repurchase Agreements 2.3%
Banc of America Securities ($62,547 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $62,547)	62,547
JPMorgan Chase & Co. ($1,056,445 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $1,056,446)	1,056,445
State Street Bank & Trust Co. ($8 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $8)	8

Total Repurchase Agreements 2.3% (Cost $1,119,000)	1,119,000

Total Investments 164.0% (Cost $84,088,956)	79,741,297

Other Assets in Excess of Liabilities 2.8%	1,362,181

Preferred Shares (including accrued distributions) (66.8%)	(32,475,790)

Net Assets Applicable to Common Shares 100.0%	$48,627,688

Percentages are calculated as a percentage of net assets applicable to common shares.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Non-income producing security.

(d)	Security has been deemed illiquid.

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Trust’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
	Quoted	Other Significant	Unobservable
Investment Type	Prices	Observable Inputs	Inputs	Total

Assets
Corporate Bonds	$—	$78,498,860	$—	$78,498,860
Common and Preferred Stocks
Apparel, Accessories & Luxury Goods	—	—	—	—
Highways & Railtracks	—	—	—	—
IT Consulting & Other Services	—	—	—	—
Wireless Communications	—	123,437	—	123,437
Short-Term Investments	—	1,119,000	—	1,119,000

Total Assets	$—	$79,741,297	$—	$79,741,297

On June 30, 2008 and 2009, the Trust held securities classified as Level 3 with market values of zero.

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $84,088,956)	$79,741,297
Cash	641,117
Interest Receivable	1,642,244

Total Assets	82,024,658

Liabilities:
Payables:
Investment Advisory Fee	43,276
Income Distributions—Common Shares	25,003
Other Affiliates	18,005
Trustees’ Deferred Compensation and Retirement Plans	465,418
Accrued Expenses	122,023
Other	247,455

Total Liabilities	921,180
Preferred Shares (including accrued distributions)	32,475,790

Net Assets Applicable to Common Shares	$48,627,688

Net Asset Value Per Common Share ($48,627,688 divided by 3,770,265 shares outstanding*)	$12.90

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 3,770,265 shares issued and outstanding)	$37,703
Paid in Surplus	129,877,801
Accumulated Undistributed Net Investment Income	(1,136,163)
Net Unrealized Depreciation	(4,347,659)
Accumulated Net Realized Loss	(75,803,994)

Net Assets Applicable to Common Shares	$48,627,688

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 1,296 issued with liquidation preference of $25,000 per share)	$32,400,000

Net Assets Including Preferred Shares	$81,027,688

*	On May 22, 2009, there was a 1-for-5 reverse share split for the common shares.

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest	$3,760,615
Dividends	7,789
Other	10,525

Total Income	3,778,929

Expenses:
Investment Advisory Fee	262,999
Professional Fees	65,005
Preferred Share Maintenance	50,715
Trustees’ Fees and Related Expenses	45,507
Accounting and Administrative Expenses	25,686
Reports to Shareholders	20,720
Transfer Agent Fees	20,646
Registration Fees	9,851
Custody	8,242
Other	6,808

Total Expenses	516,179
Investment Advisory Fee Reduction	18,785

Net Expenses	497,394

Net Investment Income	$3,281,535

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(7,486,667)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(21,313,045)
End of the Period	(4,347,659)

Net Unrealized Appreciation During the Period	16,965,386

Net Realized and Unrealized Gain	$9,478,719

Distributions to Preferred Shareholders	$(888,277)

Net Increase in Net Assets Applicable to Common Shares from Operations	$11,871,977

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,281,535	$9,200,549
Net Realized Loss	(7,486,667)	(19,821,399)
Net Unrealized Appreciation/Depreciation During the Period	16,965,386	(17,421,145)

Distributions to Preferred Shareholders:
Net Investment Income	(888,277)	(3,820,943)

Change in Net Assets Applicable to Common Shares from Operations	11,871,977	(31,862,938)
Distributions to Common Shareholders:
Net Investment Income	(2,658,005)	(5,721,394)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	9,213,972	(37,584,332)

Net Assets Applicable to Common Shares:
Beginning of the Period	39,413,716	76,998,048

End of the Period (Including accumulated undistributed net investment income of $(1,136,163) and $(871,416), respectively)	$48,627,688	$39,413,716

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Highlights (Unaudited)

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

All share amounts, net asset values and common share market prices have been adjusted as a result of the 1-for-5 reverse common share split on May 22, 2009.

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$10.45	$20.40	$21.45	$21.40	$23.80	$22.85

Net Investment Income	0.87 (a)	2.45 (a)	2.55 (a)	2.45 (a)	2.60	2.60
Net Realized and Unrealized Gain/Loss	2.53	(9.90)	(1.00)	0.25	(2.25)	0.80
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.24)	(1.00)	(0.95)	(0.85)	(0.55)	(0.25)

Total from Investment Operations	3.16	(8.45)	0.60	1.85	(0.20)	3.15
Distributions Paid to Common Shareholders:
Net Investment Income	(0.71)	(1.50)	(1.65)	(1.80)	(2.20)	(2.20)

Net Asset Value, End of the Period	$12.90	$10.45	$20.40	$21.45	$21.40	$23.80

Common Share Market Price at End of the Period	$11.81	$8.90	$18.15	$20.10	$20.70	$25.70
Total Return* (b)	42.10% **	–45.03%	–1.71%	6.02%	–11.46%	10.83%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$48.6	$39.4	$77.0	$81.1	$80.8	$38.6
Ratio of Expenses to Average Net Assets Applicable to Common Shares* (c)	2.31%	1.94%	1.84%	2.00%	2.43%	2.12%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	15.26%	14.65%	12.06%	11.69%	11.89%	11.51%
Portfolio Turnover	33% **	46%	37%	48%	62%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	2.40%	2.04%	1.93%	2.05%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	15.17%	14.55%	11.97%	11.64%	N/A	N/A

Supplemental Ratios:
Ratio of Expenses to Average Net Assets Including Preferred Shares (c)	1.32%	1.00%	1.01%	1.10%	1.37%	1.21%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (d)	11.13%	8.56%	7.61%	7.70%	9.24%	10.40%

Senior Securities:
Total Preferred Shares Outstanding	1,296	1,296	2,616	2,616	2,616	1,112
Asset Coverage Per Preferred Share (e)	$62,580	$55,444	$54,487	$56,040	$55,933	$59,715
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A=Not Applicable

See Notes to Financial Statements

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen High Income Trust II (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities. The Trust commenced investment operations on April 28, 1989. On May 22, 2009, there was a 1-for-5 reverse share split for the common shares.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At June 30, 2009, the Trust had no when-issued or delayed delivery purchase commitments.
The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

D. Investment Income Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

E. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and New York. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2008, the Trust had an

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

accumulated capital loss carry forward for tax purposes of $56,587,916 which will expire according to the following schedule:

Amount	Expiration

$17,412,110	December 31, 2009
17,027,138	December 31, 2010
6,782,916	December 31, 2011
875,105	December 31, 2012
565,263	December 31, 2013
4,400,827	December 31, 2014
47,559	December 31, 2015
9,476,998	December 31, 2016

Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$84,359,080

Gross tax unrealized appreciation	$2,772,996
Gross tax unrealized depreciation	(7,390,779)

Net tax unrealized depreciation on investments	$(4,617,783)

F. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$9,651,700

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,297

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Trust as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Trust’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Trust’s financials statements or require disclosure in the Trust’s financial statement through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets including current preferred shares of the Trust. For the six months ended June 30, 2009, the Adviser waived approximately $18,800 of its advisory fees or other expenses. This represents .05% of the average daily net assets including preferred shares of the Trust. This waiver is voluntary and can be discontinued at any time.
For the six months ended June 30, 2009, the Trust recognized expenses of approximately $26,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended June 30, 2009, the Trust recognized expenses of approximately $20,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions in common shares were as follows:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

Beginning Shares	18,851,327	18,851,327
1-for-5 Reverse Common Share Split	(15,081,062)	-0-

Ending Shares	3,770,265	18,851,327

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $25,005,573 and $24,700,979, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $1,756, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
Summarized below are specific types of derivative financial instruments the Trust is permitted to enter into in accordance with its investment objectives.

A. Futures Contracts The Trust is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Trust may use futures contracts to gain exposure to, or hedge against changes in interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open,

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Trust bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Trust since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the six months ended June 30, 2009.

B. Swap Contracts The Trust is subject to credit risk in the normal course of pursuing its investment objectives. The Trust may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. The Trust’s maximum risk or loss from counterparty

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to the Trust to cover the Trust’s exposure to the counterparty.
The Trust is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Trust holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Trust may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e, the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Trust’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Trust and the counterparty and by posting of collateral by the counterparty to the Trust to cover the Trust’s exposure to the counterparty.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Trusts. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
There were no transactions in swap contracts for the six months ended June 30, 2009.

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

6. Mortgage Backed Securities
The Trust may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities.
Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A trust holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a Trust’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a trust invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Trust may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a trust. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Preferred Shares
The Trust has outstanding 1,296 Auction Preferred Shares (APS). Series A contains 551 shares and Series B contains 745 shares. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. Beginning on February 20, 2008 and continuing through June 30, 2009, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. If the preferred shares are unable to be remarketed on a remarketing date, the Trust would be required to pay the maximum applicable rate on APS to holders of such shares for successive dividend periods until such time when the shares are successfully remarketed. The maximum rate on APS is equal to 150% of the applicable commercial paper rate on the date. The average rate in effect on June 30, 2009 was 6.856%. During the six months ended June 30, 2009, the rates ranged from 3.975% to 6.923%.
Historically, the Trust paid annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to .15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of .25% of

Van Kampen High Income Trust II
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

the preferred share liquidation value. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met. During the six months ended June 30, 2009, the Trust did not redeem any preferred shares.

8. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen High Income Trust II
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

902, 911, 104
VLTSAN 08/09
IU09-03510P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen High Income Trust II

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 20, 2009